                                                                    Exhibit 31.1

                                  CERTIFICATION

I, James K. Parsons,  President and Chief Executive  Officer of Decorize,  Inc.,
certify that:

     1.   I have reviewed this report on Form 10-QSB of Decorize, Inc.;

     2.   Based on my  knowledge,  this  report  does  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this report,  fairly  present in all material respects the financial condition, results of operations and cash flows of the  registrant  as of,  and for,  the  periods  presented  in this report;

     4.   The registrant's  other certifying  officers and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for the
          registrant and have:

               (a)  designed such disclosure controls and procedures,  or caused such disclosure controls and procedures to be designed under
                    our  supervision,   to  ensure  that  material   information
                    relating  to  the  registrant,  including  its  consolidated subsidiaries,  is made  known to us by others  within  those entities,  particularly  during  the  period  in which  this report is being prepared;

               (b)  evaluated the  effectiveness of the registrant's  disclosure controls  and  procedures  and  presented in this report our
                    conclusions   about  the  effectiveness  of  the  disclosure
                    controls and procedures, as of the end of the period covered by this report based on such evaluation; and

               (c)  disclosed  in this  report  any  change in the  registrant's internal  control over  financial  reporting  that  occurred during the registrant's  most recent fiscal quarter that has materially  affected,  or is reasonably likely to materially affect,  the  registrant's  internal  control over financial reporting;

     5.   The registrant's other certifying officers and I have disclosed, based on our most recent  evaluation  of  internal  control  over  financial reporting, to the registrant's auditors and the audit committee of the registrant's  Board of Directors (or persons performing the equivalent functions):

               (a)  all  significant  deficiencies in the design or operation of
                    internal   control  over  financial   reporting   which  are
                    reasonably  likely  to  adversely  affect  the  registrant's ability to record,  process,  summarize and report financial information; and

               (b)  any fraud, whether or not material, that involves management or  other  employees  who  have a  significant  role  in the registrant's internal controls.

Date:  February 16, 2004

  /s/ James K. Parsons
----------------------------------------
James K. Parsons
President and Chief Executive Officer
(principal executive officer)